SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Rule 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 19, 2020
CRH MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)
British Columbia, Canada	001-37542	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 578 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada		V6C 3E1
(Address of principal executive offices)		(Zip Code)

(604) 633-1440
(Registrant’s telephone number, including area code)

Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRHM	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

EXPLANATORY NOTE

On March 19, 2020, CRH Medical Corporation (the “Company”) submitted to the Securities and Exchange Commission a Form 8-K (the “Original 8-K”) relating to Dr. Anthony Holler's resignation from the Company’s Board of Directors, and furnished information relating to this event under Item 7.01 of Form 8-K. The sole purpose of this Amendment is to also report and file such information relating to Dr. Holler's resigntation pursuant to Item 5.02(b) of Form 8-K. In all other respects, the Original 8-K remains unchanged.

ITEM 5.02.          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS.
(b) Effective March 19, 2020, Dr. Anthony Holler resigned as a member and Chair of the Board of Directors of the Company. The Company's press release announcing Dr. Holler's resignation is attached as Exhibit 99.1 to the Original 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRH MEDICAL CORPORATION
(Registrant)

Date: March 23, 2020	By:	/s/ Richard Bear
	Name: Title:	Richard Bear Chief Financial Officer